EXHIBIT 99.1

FOR IMMEDIATE RELEASE:	CONTACT:
Geoff High, Vice President of Investor Relations
303-604-3924
DMC GLOBAL REPORTS THIRD QUARTER FINANCIAL RESULTS
•Third quarter sales were $172.8 million, up 14% versus Q3 2025
•Net income attributable to DMC was $9.7 million, or $0.59 per diluted share, versus a net loss of $3.1 million, or ($0.10) per diluted share in Q3 2025
•Adjusted EBITDA attributable to DMC*, excluding $5.4 million in tariff refunds*, was $13.6 million, up 59% versus Q3 2025
•Including tariff refunds, adjusted EBITDA attributable to DMC* was $19.0 million
•Total debt was $51.7 million, while net debt* was $13.7 million, the lowest level since the December 2021 acquisition of 60% of Arcadia

BROOMFIELD, Colo. – October 27, 2026 - DMC Global Inc. (Nasdaq: BOOM) today reported financial results for its third quarter ended September 30, 2026. Consolidated sales and adjusted EBITDA attributable to DMC exceeded the high end of management’s forecast and substantially improved versus the 2025 third quarter. DMC’s businesses benefited from specific initiatives implemented over the past two years to improve their financial and operating performance, as they continue to navigate challenging, uncertain and highly volatile end-market conditions.

Third quarter consolidated sales were $172.8 million, up 14% versus the comparable year-ago quarter and up 10% sequentially. Adjusted EBITDA attributable to DMC, excluding $5.4 million in tariff refunds, was $13.6 million, up 59% versus the 2025 third quarter and up 48% sequentially. Inclusive of tariff refunds, adjusted EBITDA attributable to DMC was $19.0 million.

Sales at Arcadia Products, DMC’s building products business, were $76.9 million, up 25% versus the 2025 third quarter and up 14% sequentially. Adjusted EBITDA attributable to DMC was $6.8 million, up 32% versus the year-ago third quarter and up 23% sequentially. The improvement over the prior third quarter reflects higher sales of commercial aluminum and residential products, supported by improving service levels and product availability. Despite extremely difficult market conditions, Arcadia has remained focused on improving execution and regaining market share. Short-cycle commercial and high-end residential sales made meaningful contributions, offsetting continued challenges created by elevated interest rates and materially higher aluminum costs. Large, longer-cycle commercial projects remain heavily impacted by these ongoing market conditions and a still highly competitive pricing environment.

DynaEnergetics, DMC’s energy products business, reported third quarter sales of $67.1 million, down 3% versus the 2025 third quarter and flat sequentially. Adjusted EBITDA, excluding tariff refunds, was $6.5 million, up 34% year over year and up 57% sequentially. DynaEnergetics’ improved profitability, despite lower year-over-year sales, reflects specific cost savings initiatives and improved sales mix, partially attributable to recent diversification efforts and the initial contributions from both the defense and enhanced geothermal sectors.

At NobelClad, DMC’s composite metals business, third quarter sales were $28.8 million, up 38% versus last year’s third quarter and up 30% sequentially. Adjusted EBITDA was $4.6 million, up 120% year over year and up 51% sequentially. NobelClad’s performance reflects increased shipments on a large, international petrochemical order, as well as the resolution of supply chain issues on a large defense order that was fully shipped in the quarter.

NobelClad ended the quarter with an order backlog of $72.4 million, which included $16 million in orders related to U.S. Navy vessel construction.

“Our improved performance reflects the cost optimization and commercial initiatives selectively implemented across our businesses over the past two years,” said James O’Leary, DMC’s president and CEO. “These improvements were achieved despite continued macroeconomic headwinds across all of our end markets. We also strengthened DMC’s financial position during this period, with net debt now at its lowest level since the acquisition of Arcadia in December 2021. I want to thank all of our DMC associates for their hard work, dedication and continued commitment to improving our businesses.”

Guidance
Fourth quarter sales are expected to be in a range of $154 million to $164 million, with adjusted EBITDA attributable to DMC anticipated in a range of $10 million to $13 million.

Our fourth quarter guidance reflects normal seasonal moderation at Arcadia, further affected by a temporary shutdown of our California finishing facility for planned maintenance, a decline in large, long-cycle project activity, the negative impact of still rising interest rates on construction activity, ongoing volatility in aluminum input costs, and tight labor conditions for commercial and residential builders; steady well completion activity at DynaEnergetics with the benefit from previously discussed cost optimization programs more than offsetting input cost increases; and continued improvement in shipping activity at NobelClad.

DMC’s fourth quarter guidance does not contemplate increased disruptions in international supply chains due to ongoing hostilities in the Middle East, which could impact both DynaEnergetics and NobelClad, or generally weaker end market conditions. Moreover, this guidance remains highly dependent on macroeconomic conditions, particularly within DMC’s core energy and construction markets, and may change—either positively or negatively—as these factors evolve throughout the remainder of 2026.

Summary Third Quarter Results

	Three months ended			Change
	Sep 30, 2026	Jun 30, 2026	Sep 30, 2025	Sequential	Year-on-year
Net sales	$172,825	$156,953	$151,532	10%	14%
Gross profit percentage	26.9%	21.9%	21.7%
SG&A	$27,492	$24,541	$25,950	12%	6%
Net income (loss)	$12,071	$2,017	$(2,070)	498%	683%
Net income (loss) attributable to DMC	$9,708	$507	$(3,081)	1,815%	415%
Diluted net income (loss) per share attributable to DMC	$0.59	$0.10	$(0.10)	490%	690%
Adjusted net income (loss) attributable to DMC	$9,783	$727	$(1,629)	1,246%	701%
Adjusted diluted net income (loss) per share	$0.48	$0.04	$(0.08)	1,100%	700%
Adjusted EBITDA attributable to DMC	$19,014	$10,673	$8,564	78%	122%
Adjusted EBITDA attributable to DMC, excluding tariff refunds	$13,589	$9,185	$8,564	48%	59%
Adjusted EBITDA before NCI allocation	$23,528	$14,333	$11,972	64%	97%
Adjusted EBITDA before NCI allocation, excluding tariff refunds	$18,103	$12,845	$11,972	41%	51%
Adjusted EBITDA before NCI allocation margin, excluding tariff refunds	10.5%	8.2%	7.9%

Arcadia Products

	Three months ended			Change
	Sep 30, 2026	Jun 30, 2026	Sep 30, 2025	Sequential	Year-on-year
Net sales	$76,886	$67,419	$61,661	14%	25%
Gross profit percentage	28.6%	27.7%	28.7%
Adjusted EBITDA attributable to DMC	$6,770	$5,490	$5,111	23%	32%
Adjusted EBITDA before NCI allocation	$11,284	$9,150	$8,519	23%	32%
Adjusted EBITDA before NCI allocation margin	14.7%	13.6%	13.8%
DynaEnergetics

	Three months ended			Change
	Sep 30, 2026	Jun 30, 2026	Sep 30, 2025	Sequential	Year-on-year
Net sales	$67,124	$67,383	$68,946	—%	(3)%
Gross profit percentage	26.1%	15.9%	14.5%
Adjusted EBITDA	$11,928	$5,638	$4,867	112%	145%
Adjusted EBITDA margin	17.8%	8.4%	7.1%
Adjusted EBITDA, excluding tariff refunds	$6,503	$4,150	$4,867	57%	34%
Adjusted EBITDA margin, excluding tariff refunds	9.7%	6.2%	7.1%
NobelClad

	Three months ended			Change
	Sep 30, 2026	Jun 30, 2026	Sep 30, 2025	Sequential	Year-on-year
Net sales	$28,815	$22,151	$20,925	30%	38%
Gross profit percentage	24.1%	22.6%	24.9%
Adjusted EBITDA	$4,568	$3,032	$2,075	51%	120%
Adjusted EBITDA margin	15.9%	13.7%	9.9%
•NobelClad's rolling 12-month bookings were $105.1 million, and the 12-month book-to-bill ratio was 1.19.
Conference call information
The conference call will begin today at 5 p.m. Eastern (3 p.m. Mountain) and will be accessible by dialing 877-407-5783 (or +1 201-689-8782 for international callers).
Investors are invited to listen to the webcast live via the Internet at:
https://event.choruscall.com/mediaframe/webcast.html?webcastid=Zwh2pOGa

Webcast participants should access the website at least 15 minutes early to register and download any necessary audio software. The webcast also will be available on the Investor page of DMC’s website, located at: ir.dmcglobal.com. A replay of the webcast will be available for six months.
*Use of Non-GAAP Financial Measures
In addition to disclosing financial results that are determined in accordance with generally accepted accounting principles in the United States (GAAP), DMC also discloses certain non-GAAP financial measures that we use in operational and financial decision making. Non-GAAP financial measures include the following:
•EBITDA: defined as net income (loss) plus net interest, taxes, depreciation and amortization.

•Adjusted EBITDA: excludes from EBITDA stock-based compensation, restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC’s operating performance (as further described in the tables below).
•Adjusted EBITDA attributable to DMC Global Inc.: excludes the Adjusted EBITDA attributable to the 40% redeemable noncontrolling interest in Arcadia Products.
•Adjusted EBITDA for DMC business segments: defined as operating income (loss) plus depreciation, amortization, allocated stock-based compensation (if applicable), restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC's operating performance.
•Adjusted EBITDA excluding tariff refunds: DMC received refunds of certain tariffs previously paid on imported products and materials. The Company believes presenting Adjusted EBITDA both inclusive and exclusive of these refunds provides investors with additional insight into its underlying operating performance. In particular, excluding the refunds enables investors to better assess the profitability of DMC’s ongoing operations without the benefit of these items and facilitates comparisons of operating performance across reporting periods.
•Adjusted net income (loss): defined as net income (loss) attributable to DMC Global Inc. stockholders prior to the adjustment of redeemable noncontrolling interest plus restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC’s operating performance.
•Adjusted diluted earnings per share: defined as diluted earnings per share attributable to DMC Global Inc. stockholders (exclusive of adjustment of redeemable noncontrolling interest) plus restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC's operating performance.
•Net debt: defined as total debt less consolidated cash and cash equivalents per the Condensed Consolidated Balance Sheets.
Management believes providing these additional financial measures is useful to investors in understanding DMC's operating performance, excluding the effects of restructuring, impairment, and other nonrecurring charges, as well as its liquidity. Management typically monitors the business utilizing the above non-GAAP measures, in addition to GAAP results, to understand and compare operating results across accounting periods, and certain management incentive awards are based, in part, on these measures. The presence of non-GAAP financial measures in this report is not intended to suggest that such measures be considered in isolation or as a substitute for, or as superior to, DMC’s GAAP information, and investors are cautioned that the non-GAAP financial measures are limited in their usefulness.
Because not all companies use identical calculations, DMC’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. However, these measures can still be useful in evaluating the company’s performance against its peer companies because management believes the measures provide users with valuable insight into key components of GAAP financial disclosures. For example, a company with greater GAAP net income may not be as appealing to investors if its net income is more heavily comprised of gains on asset sales. Likewise, eliminating the effects of interest income and expense moderates the impact of a company’s capital structure on its performance.
DMC is unable to reconcile its expected third quarter 2026 adjusted EBITDA attributable to DMC to the most directly comparable projected GAAP financial measure because certain information necessary to calculate such measure on a GAAP basis is unavailable or dependent on the timing of future events outside of DMC’s control. Therefore, because of the uncertainty and variability of the nature of and the amount of any potential applicable future adjustments, which could be significant, DMC is unable to provide a reconciliation for expected adjusted EBITDA attributable to DMC without unreasonable efforts.

About DMC Global Inc.
DMC Global is an owner and operator of innovative, asset-light manufacturing businesses that provide unique, highly engineered products and differentiated solutions. DMC’s businesses have established leadership positions in their respective markets and consist of: Arcadia Products, a leading supplier of architectural building products; DynaEnergetics, which serves the global energy industry; and NobelClad, which addresses the global industrial infrastructure and transportation sectors. Based in Broomfield, Colorado, DMC trades on Nasdaq under the symbol “BOOM.” For more information, visit: http://www.dmcglobal.com/.
Safe Harbor Language
Except for the historical information contained herein, this news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including fourth quarter 2026 guidance on sales and adjusted EBITDA attributable to DMC; expected steady well completion activity at DynaEnergetics and the benefit from previously discussed cost optimization programs more than offsetting input cost increases; and continued improvement in shipping activity at NobelClad. Such statements and information are based on numerous assumptions regarding present and future business strategies, the markets in which we operate, anticipated costs and the ability to achieve goals. Forward-looking information and statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results and performance to be materially different from those expressed or implied by such forward-looking information and statements, including but not limited to: changes in global economic conditions, including tariffs or reciprocal tariffs; our ability to obtain new contracts at attractive prices; the size and timing of customer orders and shipments; product pricing and margins; our ability to realize sales from our backlog and our ability to adjust our manufacturing and supply chain; fluctuations in customer demand; our ability to manage periods of growth and contraction effectively; general economic conditions, both domestic and foreign, impacting our business and the business of the end-market users we serve; competitive factors; the timely completion of contracts; the timing and size of expenditures; the timely receipt of government approvals and permits; the price and availability of metal and other raw materials; the adequacy of local labor supplies at our facilities; current or future limits on manufacturing capacity at our various operations; the impact of catastrophic weather events on our business and that of our customers; the ability to remain an innovative leader in our fields of business; the costs and impacts of pending or future litigation or regulatory matters; changes to legislation, regulation or public sentiment related to our business and the industries in which our customers operate; the impacts of trade and economic sanctions or other restrictions imposed by the European Union, the United States or other countries; costs and risks associated with compliance with laws and regulations, including the United States Foreign Corrupt Practices Act and similar legislation; the availability and cost of funds; fluctuations in foreign currencies; actions of activist stockholders or others; the impact of our stockholder protection rights agreement, which includes terms and conditions that could discourage a takeover or other transaction that stockholders may consider favorable, as well as the other risks detailed from time to time in our SEC reports, including the annual report on Form 10-K for the year ended December 31, 2025. We do not undertake any obligation to release public revisions to any forward-looking statement, including, without limitation, to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in Thousands, Except Share and Per Share Data)
(unaudited)

	Three months ended			Change
	Sep 30, 2026	Jun 30, 2026	Sep 30, 2025	Sequential	Year-on-year
NET SALES	$172,825	$156,953	$151,532	10%	14%
COST OF PRODUCTS SOLD	126,379	122,598	118,703	3%	6%
Gross profit	46,446	34,355	32,829	35%	41%
Gross profit percentage	26.9%	21.9%	21.7%
COSTS AND EXPENSES:
General and administrative expenses	16,516	13,916	15,282	19%	8%
Selling and distribution expenses	10,976	10,625	10,668	3%	3%
Amortization of purchased intangible assets	4,356	4,357	4,764	—%	(9)%
Strategic review and related expenses	—	—	303	—%	(100)%
Restructuring expenses and asset impairments	94	239	1,202	(61)%	(92)%
Total costs and expenses	31,942	29,137	32,219	10%	(1)%
OPERATING INCOME	14,504	5,218	610	178%	2,278%
OTHER EXPENSE:
Other income (expense), net	18	15	(334)	20%	105%
Interest expense, net	(1,256)	(1,280)	(1,632)	(2)%	(23)%
INCOME (LOSS) BEFORE INCOME TAXES	13,266	3,953	(1,356)	236%	1,078%
INCOME TAX PROVISION	1,195	1,936	714	(38)%	67%
NET INCOME (LOSS)	12,071	2,017	(2,070)	498%	683%
Less: Net income attributable to redeemable noncontrolling interest	2,363	1,510	1,011	56%	134%
NET INCOME (LOSS) ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS	$9,708	$507	$(3,081)	1,815%	415%
NET INCOME (LOSS) PER SHARE ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS
Basic	$0.59	$0.10	$(0.10)	490%	690%
Diluted	$0.59	$0.10	$(0.10)	490%	690%
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	20,252,213	20,199,424	19,930,699	—%	2%
Diluted	20,315,635	20,235,822	19,930,699	—%	2%
Reconciliation to net income (loss) attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest for purposes of calculating earnings per share

	Three months ended
	Sep 30, 2026	Jun 30, 2026	Sep 30, 2025
Net income (loss) attributable to DMC Global Inc. stockholders	$9,708	$507	$(3,081)
Adjustment of redeemable noncontrolling interest	2,395	1,541	1,018
Net income (loss) attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest	$12,103	$2,048	$(2,063)

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in Thousands, Except Share and Per Share Data)
(unaudited)

	Nine months ended		Change
	Sep 30, 2026	Sep 30, 2025	Year-on-year
NET SALES	$465,373	$466,309	—%
COST OF PRODUCTS SOLD	359,129	355,550	1%
Gross profit	106,244	110,759	(4)%
Gross profit percentage	22.8%	23.8%
COSTS AND EXPENSES:
General and administrative expenses	44,564	47,861	(7)%
Selling and distribution expenses	32,073	32,536	(1)%
Amortization of purchased intangible assets	13,069	14,290	(9)%
Strategic review and related expenses	—	2,376	(100)%
Restructuring expenses and asset impairments	899	2,676	(66)%
Total costs and expenses	90,605	99,739	(9)%
OPERATING INCOME	15,639	11,020	42%
OTHER EXPENSE:
Other expense, net	(12)	(898)	(99)%
Interest expense, net	(3,997)	(5,142)	(22)%
INCOME BEFORE INCOME TAXES	11,630	4,980	134%
INCOME TAX PROVISION	4,352	4,866	(11)%
NET INCOME	7,278	114	6,284%
Less: Net income attributable to redeemable noncontrolling interest	3,128	2,402	30%
NET INCOME (LOSS) ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS	$4,150	$(2,288)	281%
NET INCOME (LOSS) PER SHARE ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS
Basic	$0.36	$(0.31)	216%
Diluted	$0.36	$(0.31)	216%
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	20,173,280	19,883,652	1%
Diluted	20,223,991	19,883,652	2%
Reconciliation to net income (loss) attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest for purposes of calculating earnings per share

	Nine months ended
	Sep 30, 2026	Sep 30, 2025
Net income (loss) attributable to DMC Global Inc. stockholders	$4,150	$(2,288)
Adjustment of redeemable noncontrolling interest	3,201	(3,801)
Net income (loss) attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest	$7,351	$(6,089)

DMC GLOBAL INC.
SEGMENT STATEMENTS OF OPERATIONS
(Amounts in Thousands)
(unaudited)

Arcadia Products

	Three months ended			Change
	Sep 30, 2026	Jun 30, 2026	Sep 30, 2025	Sequential	Year-on-year
Net sales	$76,886	$67,419	$61,661	14%	25%
Gross profit	21,994	18,664	17,717	18%	24%
Gross profit percentage	28.6%	27.7%	28.7%
COSTS AND EXPENSES:
General and administrative expenses	7,146	6,205	5,998	15%	19%
Selling and distribution expenses	4,665	4,410	4,238	6%	10%
Amortization of purchased intangible assets	4,356	4,357	4,764	—%	(9)%
Restructuring expenses and asset impairments	47	47	132	—%	(64)%
Operating income	5,780	3,645	2,585	59%	124%
Adjusted EBITDA	11,284	9,150	8,519	23%	32%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(4,514)	(3,660)	(3,408)	23%	32%
Adjusted EBITDA attributable to DMC Global Inc.	$6,770	$5,490	$5,111	23%	32%

	Nine months ended		Change
	Sep 30, 2026	Sep 30, 2025	Year-on-year
Net sales	$201,011	$189,221	6%
Gross profit	54,323	54,328	—%
Gross profit percentage	27.0%	28.7%
COSTS AND EXPENSES:
General and administrative expenses	19,782	19,947	(1)%
Selling and distribution expenses	13,460	13,345	1%
Amortization of purchased intangible assets	13,069	14,290	(9)%
Restructuring expenses and asset impairments	589	649	(9)%
Operating income	7,423	6,097	22%
Adjusted EBITDA	24,336	24,571	(1)%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(9,734)	(9,829)	(1)%
Adjusted EBITDA attributable to DMC Global Inc.	$14,602	$14,742	(1)%
DynaEnergetics

	Three months ended			Change
	Sep 30, 2026	Jun 30, 2026	Sep 30, 2025	Sequential	Year-on-year
Net sales	$67,124	$67,383	$68,946	—%	(3)%
Gross profit	17,544	10,714	9,976	64%	76%
Gross profit percentage	26.1%	15.9%	14.5%
COSTS AND EXPENSES:
General and administrative expenses	3,076	2,619	2,416	17%	27%
Selling and distribution expenses	4,233	4,101	4,514	3%	(6)%
Restructuring expenses and asset impairments	31	67	57	(54)%	(46)%
Operating income	10,204	3,927	2,989	160%	241%
Adjusted EBITDA	$11,928	$5,638	$4,867	112%	145%

DMC GLOBAL INC.
SEGMENT STATEMENTS OF OPERATIONS
(Amounts in Thousands)
(unaudited)

	Nine months ended		Change
	Sep 30, 2026	Sep 30, 2025	Year-on-year
Net sales	$194,054	$201,359	(4)%
Gross profit	35,763	36,746	(3)%
Gross profit percentage	18.4%	18.2%
COSTS AND EXPENSES:
General and administrative expenses	8,334	8,191	2%
Selling and distribution expenses	12,217	12,764	(4)%
Restructuring expenses and asset impairments	169	803	(79)%
Operating income	15,043	14,988	—%
Adjusted EBITDA	$20,312	$21,225	(4)%
NobelClad

	Three months ended			Change
	Sep 30, 2026	Jun 30, 2026	Sep 30, 2025	Sequential	Year-on-year
Net sales	$28,815	$22,151	$20,925	30%	38%
Gross profit	6,942	5,010	5,208	39%	33%
Gross profit percentage	24.1%	22.6%	24.9%
COSTS AND EXPENSES:
General and administrative expenses	1,171	746	2,076	57%	(44)%
Selling and distribution expenses	2,045	2,081	1,870	(2)%	9%
Restructuring expenses and asset impairments	—	—	1,013	—%	(100)%
Operating income	3,726	2,183	249	71%	1,396%
Adjusted EBITDA	$4,568	$3,032	$2,075	51%	120%

	Nine months ended		Change
	Sep 30, 2026	Sep 30, 2025	Year-on-year
Net sales	$70,308	$75,729	(7)%
Gross profit	16,329	19,898	(18)%
Gross profit percentage	23.2%	26.3%
COSTS AND EXPENSES:
General and administrative expenses	3,085	4,119	(25)%
Selling and distribution expenses	6,283	6,277	—%
Restructuring expenses and asset impairments	—	1,224	(100)%
Operating income	6,961	8,278	(16)%
Adjusted EBITDA	$9,493	$11,890	(20)%

DMC GLOBAL INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in Thousands)

				Change
	Sep 30, 2026	Jun 30, 2026	Dec 31, 2025	Sequential	Year-end
	(unaudited)	(unaudited)
ASSETS

Cash and cash equivalents	$37,957	$28,551	$31,898	33%	19%
Accounts receivable, net	109,156	102,051	93,697	7%	16%
Inventories	172,346	167,309	144,552	3%	19%
Prepaid expenses and other	14,094	15,256	16,224	(8)%	(13)%
Total current assets	333,553	313,167	286,371	7%	16%
Property, plant and equipment, net	118,286	121,104	127,358	(2)%	(7)%
Purchased intangible assets, net	141,982	146,338	155,051	(3)%	(8)%
Other long-term assets	66,966	69,017	67,051	(3)%	—%
Total assets	$660,787	$649,626	$635,831	2%	4%

LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST, AND STOCKHOLDERS’ EQUITY

Accounts payable	$57,521	$49,076	$48,188	17%	19%
Contract liabilities	24,769	30,072	22,568	(18)%	10%
Accrued income taxes	2,902	2,762	4,289	5%	(32)%
Current portion of long-term debt	3,750	3,750	3,438	—%	9%
Other current liabilities	41,303	36,870	35,842	12%	15%
Total current liabilities	130,245	122,530	114,325	6%	14%
Long-term debt	47,924	55,314	47,206	(13)%	2%
Deferred tax liabilities	364	412	475	(12)%	(23)%
Other long-term liabilities	45,318	46,940	44,695	(3)%	1%
Redeemable noncontrolling interest	187,080	187,080	187,080	—%	—%
Stockholders’ equity	249,856	237,350	242,050	5%	3%
Total liabilities, redeemable noncontrolling interest, and stockholders’ equity	$660,787	$649,626	$635,831	2%	4%

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in Thousands)
(unaudited)

	Three months ended			Nine months ended
	Sep 30, 2026	Jun 30, 2026	Sep 30, 2025	Sep 30, 2026	Sep 30, 2025
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$12,071	$2,017	$(2,070)	$7,278	$114
Adjustments to reconcile net income (loss) to net cash from operating activities:
Depreciation	3,633	3,588	3,733	10,936	11,100
Amortization of purchased intangible assets	4,356	4,357	4,764	13,069	14,290
Amortization of deferred debt issuance costs	231	241	262	703	710
Stock-based compensation	807	794	1,360	2,464	4,376
Bad debt expense	—	34	329	95	1,025
Deferred income taxes	(141)	898	(421)	418	(7)
Asset impairments	—	—	—	—	296
Other, net	(185)	(457)	(83)	(761)	905
Change in working capital, net	(3,263)	(19,432)	10,732	(27,032)	5,531
Net cash provided by (used in) operating activities	17,509	(7,960)	18,606	7,170	38,340
CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of property, plant and equipment	(980)	(1,274)	(4,243)	(4,364)	(10,943)
Proceeds from property, plant and equipment reimbursements	95	556	1,894	1,498	3,682
Proceeds on sale of property, plant and equipment	10	335	20	345	47
Proceeds from settlement of note receivable	—	—	—	—	4,167
Net cash used in investing activities	(875)	(383)	(2,329)	(2,521)	(3,047)
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments on term loan	(938)	(937)	(625)	(2,500)	(1,875)
Borrowings on revolving loans	52,337	65,338	52,300	176,275	99,159
Repayments on revolving loans	(58,900)	(59,400)	(53,918)	(173,075)	(111,805)
Payment of debt issuance costs	—	—	—	—	(650)
Distributions to redeemable noncontrolling interest holder	—	—	(145)	—	(6,400)
Treasury stock purchases	—	(93)	(15)	(460)	(578)
Net cash (used in) provided by financing activities	(7,501)	4,908	(2,403)	240	(22,149)
EFFECTS OF EXCHANGE RATES ON CASH	273	475	111	1,170	(1,021)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	9,406	(2,960)	13,985	6,059	12,123
CASH AND CASH EQUIVALENTS, beginning of the period	28,551	31,511	12,427	31,898	14,289
CASH AND CASH EQUIVALENTS, end of the period	$37,957	$28,551	$26,412	$37,957	$26,412

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)
DMC Global
EBITDA and Adjusted EBITDA

	Three months ended			Nine months ended
	Sep 30, 2026	Jun 30, 2026	Sep 30, 2025	Sep 30, 2026	Sep 30, 2025
Net income (loss)	$12,071	$2,017	$(2,070)	$7,278	$114
Interest expense, net	1,256	1,280	1,632	3,997	5,142
Income tax provision	1,195	1,936	714	4,352	4,866
Depreciation	3,633	3,588	3,733	10,936	11,100
Amortization of purchased intangible assets	4,356	4,357	4,764	13,069	14,290
EBITDA	22,511	13,178	8,773	39,632	35,512
Stock-based compensation	941	931	1,360	2,774	4,340
Strategic review and related expenses	—	—	303	—	2,376
Restructuring expenses and asset impairments	94	239	1,202	899	2,676
Executive transition costs	—	—	—	—	520
Other (income) expense, net	(18)	(15)	334	12	898
Adjusted EBITDA	$23,528	$14,333	$11,972	$43,317	$46,322
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(4,514)	(3,660)	(3,408)	(9,734)	(9,829)
Adjusted EBITDA attributable to DMC Global Inc.	$19,014	$10,673	$8,564	$33,583	$36,493

Less: Tariff refunds	(5,425)	(1,488)	—	(6,913)	—
Adjusted EBITDA attributable to DMC Global Inc., excluding tariff refunds	$13,589	$9,185	$8,564	$26,670	$36,493

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)
Adjusted Net Income (Loss)* and Adjusted Diluted Earnings per Share
*Net income (loss) attributable to DMC Global Inc. prior to the adjustment of redeemable noncontrolling interest for purposes of calculating earnings per share

	Three months ended September 30, 2026
	Amount	Per Share (1)
Net income attributable to DMC Global Inc.*	$9,708	$0.48
Restructuring expenses and asset impairments, net of tax	75	—
As adjusted	$9,783	$0.48
(1) Calculated using diluted weighted average shares outstanding of 20,315,635.

	Three months ended June 30, 2026
	Amount	Per Share (1)
Net income attributable to DMC Global Inc.*	$507	$0.03
Restructuring expenses and asset impairments, net of tax	220	0.01
As adjusted	$727	$0.04
(1) Calculated using diluted weighted average shares outstanding of 20,235,822.

	Three months ended September 30, 2025
	Amount	Per Share (1)
Net loss attributable to DMC Global Inc.*	$(3,081)	$(0.16)
Strategic review and related expenses, net of tax	303	0.02
Restructuring expenses and asset impairments, net of tax	1,149	0.06
As adjusted	$(1,629)	$(0.08)
(1) Calculated using diluted weighted average shares outstanding of 19,930,699.

	Nine months ended September 30, 2026
	Amount	Per Share (1)
Net income attributable to DMC Global Inc.*	$4,150	$0.21
Restructuring expenses and asset impairments, net of tax	663	0.03
As adjusted	$4,813	$0.24
(1) Calculated using diluted weighted average shares outstanding of 20,223,991.

	Nine months ended September 30, 2025
	Amount	Per Share (1)
Net (loss) income attributable to DMC Global Inc.*	$(2,288)	$(0.12)
Strategic review and related expenses, net of tax	2,376	0.12
Restructuring expenses and asset impairments, net of tax	2,406	0.12
Executive transition costs, net of tax	520	0.03
As adjusted	$3,014	$0.15
(1) Calculated using diluted weighted average shares outstanding of 19,883,652.

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)
Segment Adjusted EBITDA
Arcadia Products

	Three months ended			Nine months ended
	Sep 30, 2026	Jun 30, 2026	Sep 30, 2025	Sep 30, 2026	Sep 30, 2025
Operating income, as reported	$5,780	$3,645	$2,585	$7,423	$6,097
Adjustments:
Depreciation	1,022	1,023	1,020	3,074	3,042
Amortization of purchased intangible assets	4,356	4,357	4,764	13,069	14,290
Stock-based compensation	79	78	18	181	493
Restructuring expenses and asset impairments	47	47	132	589	649
Adjusted EBITDA	11,284	9,150	8,519	24,336	24,571
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(4,514)	(3,660)	(3,408)	(9,734)	(9,829)
Adjusted EBITDA attributable to DMC Global Inc.	$6,770	$5,490	$5,111	$14,602	$14,742
DynaEnergetics

	Three months ended			Nine months ended
	Sep 30, 2026	Jun 30, 2026	Sep 30, 2025	Sep 30, 2026	Sep 30, 2025
Operating income, as reported	$10,204	$3,927	$2,989	$15,043	$14,988
Adjustments:
Depreciation	1,693	1,644	1,821	5,100	5,434
Restructuring expenses and asset impairments	31	67	57	169	803
Adjusted EBITDA	$11,928	$5,638	$4,867	$20,312	$21,225

Less: Tariff refunds	(5,425)	(1,488)	—	(6,913)	—
Adjusted EBITDA, excluding tariff refunds	$6,503	$4,150	$4,867	$13,399	$21,225
NobelClad

	Three months ended			Nine months ended
	Sep 30, 2026	Jun 30, 2026	Sep 30, 2025	Sep 30, 2026	Sep 30, 2025
Operating income, as reported	$3,726	$2,183	$249	$6,961	$8,278
Adjustments:
Depreciation	842	849	813	2,532	2,388
Restructuring expenses and asset impairments	—	—	1,013	—	1,224
Adjusted EBITDA	$4,568	$3,032	$2,075	$9,493	$11,890